                            THIRD AMENDMENT TO LEASE

      THIS THIRD AMENDMENT TO LEASE (the "Third Amendment") is made and entered into as of this ___ day of September, 1998 by and between MARTIN/CAMPUS ASSOCIATES NO. 4, L.P., a Delaware limited partnership ("Landlord") and AMPEX CORPORATION, a Delaware corporation ("Tenant").

                                R E C I T A L S:

      This Third Amendment is entered into upon the basis of, and with reference to the following facts, understandings and intentions of the parties:

      A. Martin/Campus Associates, L.P., a Delaware limited partnership ("Original Landlord"), and Tenant entered into that certain Lease dated January 19, 1996 which demised those certain premises located at 1228 Douglas Avenue (Building 8), 1250 Douglas Avenue (Building 20) and 550 Broadway (Building 10), Redwood City, California as more particularly described in the Lease (the "Premises"), which Lease has been amended by a certain First Amendment Lease dated December 20, 1996 (the "First Amendment") and by a certain Amendment to Bay Road Lease and Douglas/Broadway Lease dated July 14, 1998 (the "Second Amendment") (the Lease, the First Amendment and the Second Amendment are hereinafter collectively referred to as the "Lease").

      B. Original Landlord assigned all of its right, title and interest as landlord under the Lease to Landlord pursuant to that certain Assignment and Assumption of Tenant Leases dated as of September 22, 1997 (the "Assignment of Lease").

      C. Landlord and Tenant desire to modify and amend the terms of the Lease
(i) to provide for the surrender of that portion of the Premises located at 1250 Douglas Avenue and commonly referred to as Building 20 together with the exclusive use of the Outside Area (the "Released Premises") on the Effective Date (as defined in that certain Partial Termination of Lease Agreement of even date herewith), (ii) to release each other from their respective obligations under the Lease with respect to the Released Premises arising after the Effective Date and (iii) to designate common areas for which Landlord shall assume maintenance obligations, a proportionate share of the cost therefor to be paid by Tenant, all as more fully set forth herein.

      NOW, THEREFORE, for good and valuable consideration, including the mutual covenants contained in the Lease and in this Third Amendment, Landlord and Tenant hereby agree as follows:

      1. Defined Terms. Except as expressly provided in this Third Amendment to the contrary, terms which are defined in the Lease shall have the same meaning when used in this Third Amendment.

      2. Title Page. The last two lines of the Title Page of the Lease are hereby deleted and the following lines are inserted in place thereof:

                  "For the approximately 99,638 SF Premises at
          1228 Douglas Avenue and 550 Broadway, Redwood City, CA 94063"

      3. Lease Summary. The Building Addresses, the Total Building Square Footage, the Monthly Rent and the Security Deposit terms contained in the Lease Summary are hereby deleted and the following terms are inserted in place thereof:

         "Building Addresses:               1228 Douglas Avenue and 550 Broadway
                                            Redwood City, CA 94063

                                      * * *

         "Total Building Square Footage:    99,638 square feet

                                      * * *

         "Monthly Rent (net):               $87,233.07

                                      * * *

         "Security Deposit                  $87,233.07"

      4. Premises. Paragraph 2 of the Lease is hereby deleted in its entirety and the following Paragraph is inserted in place thereof:

      "Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those certain premises consisting of a total area of approximately 99,638 square feet in those certain buildings, commonly known as 1228 Douglas Avenue (Building 8) and 550 Broadway (Building 10), consisting of approximately 32,000 square feet and 67,638 square feet, respectively (each, a "Building," but collectively, the "Buildings") in the City of Redwood City, County of San Mateo, State of California, as more particularly shown on EXHIBIT A (collectively, the "Premises"). The Premises also include the appurtenant right to use in common with other tenants of the Property (as defined below) the Common Area (as defined below) of the Property owned by Landlord."

      5. Definitions. Paragraph 3 of the Lease is hereby amended (a) to delete in its entirety Paragraph 3. J (the definition of "Outside Area") and (b) to insert the following new definitions:

      "C.1. Common Area. All areas and facilities within the Property which are not within buildings wholly or partially leased to or occupied by tenants or not otherwise appropriated to the exclusive occupancy of tenants, including the Parking Area, the sidewalks, pedestrian ways, driveways, signs (other than Tenant's signs), pools, ponds, service delivery and loading facilities, common storage areas, common utility facilities and all other areas on the Property established by Landlord and/or its successors for non-exclusive use. Landlord may, by written notice to Tenant, elect in its sole discretion to increase and/or decrease the Common Area from time to time during the Term for any reason whatsoever (including without limitation an election by Landlord and/or its successors in their sole discretion to make changes to the buildings situated on the Property, and/or to subdivide, sell, exchange, dispose of, transfer, or change the configuration of all or any portion of the Common Area from time to time), so long as Landlord does not (i) unreasonably interfere with ingress to or egress from the Buildings; (ii) permanently reduce the number of parking spaces available for Tenant's use below the minimum requirements set forth in paragraph 37; (iii) move the Parking Area materially farther from the Buildings; (iv) materially decrease the visibility of Tenant's signage located on the Buildings or within the Property as of the date of this Third Amendment or future Tenant's identification signage installed on the exterior of the Buildings in accordance with paragraph 20

      (provided that Landlord alternatively may relocate Tenant's signage at Landlord's expense to a location mutually acceptable to Landlord and Tenant as may be agreed by the parties prior to such relocation); or (v) reconfigure the Common Area located within those certain areas surrounding the Buildings as highlighted in yellow on EXHIBIT A and designated as the "Protected Areas." No such subdivision, sale, exchange, disposition, transfer, or change to the configuration of all or any portion of the Common Area shall cause the Common Area to be increased or decreased unless and until Landlord has given Tenant written notice of such increase or decrease. Landlord shall have exclusive control of the Common Area and may at any time close any part thereof for periods not to exceed thirty
      (30) days (subject to delays due to causes beyond Landlord's control), exclude and restrain anyone from any part thereof, except the bonafide customers, employees and invitees of Tenant who use the Common Area in accordance with the reasonable rules and regulations as Landlord may from time to time promulgate. In exercising any such rights, Landlord shall not unreasonably disrupt Tenant's business.

      "C.2. Common Area Maintenance Expenses. The total of all costs and expenses paid or incurred by Landlord in connection with the operation, maintenance, ownership, repair and replacement of the Common Area, as calculated in accordance with generally accepted accounting principles, consistently applied. Without limiting the generality of the foregoing and subject to the exclusions set forth below, Common Area Maintenance Expenses include all costs of and expense for: (i) resurfacing, resealing, remarking, painting, repainting, striping or restriping the Parking Area (but excluding certain parking lot repairs to the Parking Area, cross hatched on EXHIBIT A and identified as the Phase III Parking Lot Resurfacing area, to be performed pursuant to the Second Amendment); (ii) maintenance, repair and replacement of sidewalks, curbs, paving, walkways, Parking Area, Property signs, landscaping, planting and irrigation systems, trash facilities, loading and delivery areas, lighting, drainage and common utility facilities associated with Parking Area lighting, signage and irrigation of landscaping, directional or other signs, markers and bumpers; (iii) wages, salaries, benefits, payroll burden fees and charges of non-executive personnel (but including Landlord's property manager to extent the manager is utilized, in lieu of retaining independent contractors, for the supervision of the maintenance or repair of the Common Area) employed by Landlord and the charges of all independent contractors retained by Landlord (to the extent on a percentage basis of time spent that such personnel and contractors are utilized by Landlord) for the maintenance or repair of the Common Area (but excluding the cost of any security services, except to the extent provided in paragraph 39); (iv) depreciation or amortization (or in lieu thereof, rental payments) on all tools, equipment and machinery used in the operation and maintenance of the Common Area; (v) premiums for Comprehensive General Liability Insurance or Commercial General Liability Insurance, casualty insurance, workers compensation insurance or other insurance on the Common Area, or any portion thereof or interest therein, and any deductibles (which deductible shall not exceed $15,000, increased annually by 3%) payable with respect to such insurance policies other than earthquake insurance for which the deductible shall not be included in Common Area Maintenance Expenses; (vi) cleaning, collection, storage and removal of trash, rubbish, dirt and debris, and sweeping and cleaning the Common Area; (vii) all personal property or real property taxes and assessments levied or assessed on the Property, or any portion thereof or interest therein, including without limitation the Real Property Taxes for the Premises, if applicable under paragraph 15.A; (viii) reasonable legal, accounting and other professional services for the operation of the Common Area, including reasonable costs, fees and expenses of contesting the validity or applicability of any law, ordinance, rule, regulation or order relating to the Buildings, and of contesting, appealing or otherwise attempting to reduce any Real Property Taxes assessed against the Property; (ix) any alterations, additions or improvements required to be made to the Common Area in order to reduce Common Area Maintenance Expenses or to protect the safety of occupants of the Property (provided in the latter case that such alterations, additions or improvements are not necessitated solely as a result of the use and occupancy of the Common Area by a new tenant of the Property or as a result of new tenant improvements to any building on the Property, other than in or on the Buildings, and further provided in any case that the cost of any such alterations, additions, improvements or capital improvements, together with interest at the rate of ten percent (10%) per annum, or, if applicable, the rate paid by Landlord on funds borrowed for the purpose of constructing or installing such alterations, additions or improvements, shall be amortized over the useful life of the alteration, addition, improvement or capital improvement in question and included in Common Area Maintenance Expenses for each year over which such costs are amortized and that the annual amount of such amortized costs passed through as an expense shall not exceed the cost savings realized in such year); (x) all costs and expenses incurred in performing any alterations, additions or improvements required to be made to the Common Area in order to comply with applicable laws, ordinances, rules, regulations and orders enacted after the date hereof, provided that the cost of any such alterations, additions, improvements or capital improvements, together with interest at the rate of ten percent (10%) per annum, or, if applicable, the rate paid by Landlord on funds borrowed for the purpose of constructing or installing such alterations, additions or improvements, shall be amortized over the useful life of the alteration, addition, improvement or capital improvement in question and included in Common Area Maintenance Expenses for each year over which such costs are amortized; (xi) any and all payments due and owing on behalf of the Property or any portion thereof with respect to any CC&R's to the extent such payments are in lieu of or substitution for other Common Area Maintenance Expenses; and (xii) all costs and expenses related to the adoption and maintenance of a portion of Highway 101 (Tenant's Percentage Share of which shall not exceed $720 per year, increased annually by 3%). However, notwithstanding the foregoing or anything to the contrary in this Lease, Common Area Maintenance Expenses shall not include the cost of or expenses for the following: (A) leasing commissions, attorneys' fees or other costs or expenses incurred in connection with negotiations or disputes with other tenants of the Property or attorneys' fees incurred which must be capitalized for income tax purposes; (B) depreciation of buildings in the Property; (C) payments of principal, interest, late fees, prepayment fees or other charges on any debt secured by a mortgage covering the Property, or rental payments under any ground lease or underlying lease; (D) any penalties incurred due to Landlord's violation of any governmental rule or authority (but not excluding the cost of compliance therewith, if such cost is chargeable to Tenant pursuant to this Lease); (E) items for which Landlord is reimbursed by insurance; (F) all costs associated with the operation of the business of the entity which constitutes "Landlord", as distinguished from the costs of operations, including, but not limited to, costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging, or hypothecating any of the Landlord's interest in the Property and/or Common Area, or any portion thereof, costs of any disputes between Landlord and its employees, costs of disputes of Landlord with Building management or costs paid in connection with disputes with Tenant or any other tenants; (G) all costs (including permit, license and inspection fees) incurred in renovating or otherwise improving or decorating, painting or redecorating space for other tenants in the Property; (H) the creation of any reserves for equipment or capital replacement; (I) all costs arising from monitoring, cleaning up and otherwise remediating any release of Hazardous Materials at the Premises;
      (J) any Real Property Taxes or costs for which Landlord is separately and directly reimbursed by Tenant or any other tenant of the Property which are assessed against the Premises or the premises leased by such other tenant(s); (K) any costs for security services; (L) any costs of repairs for damage or destruction occasioned by fires or other casualty (except the deductible amount permitted under item (v) above); (M) any costs due to replacement or failure of Landlord's computer hardware or software or other equipment used in connection with the operation of the Common Area due to so called "Year 2000" issues relating to the inability to distinguish between dates before and after January 1, 2000; and (N) all capital expenditures not described in items (ix) and (x) above.

      "J. Parking Area. All Common Area on the Property (except sidewalks and service delivery facilities) now or hereafter designated by Landlord for the parking or access of motor vehicles, including roads, traffic lanes, vehicular parking spaces, landscaped areas and walkways, and including any parking structure constructed during the Term. Landlord and/or its successors may, by written notice to Tenant, elect in their sole discretion to increase and/or decrease the Parking Area from time to time during the Term for any reason whatsoever (including without limitation an election by Landlord and/or its successors in their sole discretion to make changes to the buildings situated on the Property, and/or to subdivide, sell, exchange, dispose of, transfer, or change the configuration of all or any portion of the Parking Area from time to time), so long as such changes to the Parking Area do not reduce the number of parking spaces available for Tenant's use below the minimum requirements set forth in paragraph 37 for periods in excess of thirty
      (30) days (subject to delays due to causes beyond Landlord's control), materially impair access to or from the Buildings to and from the Parking Area or move the Parking Area materially farther from the Buildings. No such subdivision, sale, exchange, disposition, transfer, or change to the configuration of all or any portion of the Parking Area shall cause the Parking Area to be increased or decreased unless and until Landlord has given Tenant written notice of such increase or decrease.

      "K.1 Property. The real property shown on EXHIBIT A consisting of approximately nine and 31/100ths (9.31) acres and the buildings and permanent improvements located thereon, within which the Premises are located.

      "M.1 Rentable Area. The aggregate square footage in any one or more buildings on the Property, as appropriate, as reasonably determined by Landlord's architect in accordance with BOMA Standard (ANSI Z65.1 1980) for full floor office occupancy. The Rentable Area of Building 8 is 32,000 square feet, the Rentable Area of Building 10 is 67,638 square feet and the Rentable Area of all of the buildings on the Property is 191,910 square feet.

      "R.1 Tenant's Percentage Share. The ratio (expressed as a percentage) of the total Rentable Area of the Premises to the total Rentable Area of all of the buildings located on the Property owned by Landlord from time to time, which as of the date hereof shall equal 51.92% (i.e., the Rentable Area of the Premises divided by the Rentable Area of the buildings located on the Property owned by Landlord as of the date hereof). Tenant's Percentage Share shall be recalculated each and every time that the amount of Rentable Area contained in Premises is adjusted, or the Premises is expanded, buildings are added to or removed from the Property, or there is a change in the total Rentable Area of those buildings located on the Property owned by Landlord, or Landlord sells, exchanges, or otherwise transfers any or all of the buildings located on the Property (including without limitation the Buildings). The parties acknowledge and agree that the total Rentable Area of all of the buildings located on the Property owned by Landlord may increase and/or decrease from time to time during the Term, since Landlord may elect in its sole discretion to sell a building or buildings or to make changes to the buildings it owns."

      6. Monthly Rent. Paragraph 5.A of the Lease is hereby amended to (a) delete the last two lines of the first paragraph of paragraph 5.A. and (b) to add the following paragraph as the second paragraph to the Lease:

      "Notwithstanding anything to the contrary contained in the previous paragraph, as of the Effective Date (as defined hereinafter), Tenant shall pay to Landlord, in lawful money of the United States, Monthly Rent in the amount of $87,223.07 per month, which amount represents the sum of $28,016.00 per month for the Building at 1228 Douglas and $59,217.07 per month for the Building at 550 Broadway and which amount shall be subject to adjustment on each Adjustment Date in accordance with paragraph 5.B., the next Adjustment Date being November 1, 1998. If the Term of this Lease extends beyond the date which if ten (10) years from the Commencement Date, the Monthly Rent for the eleventh (11th) year of the Term shall be
      (i) 134% of initial Monthly Rent attributable to Building 8 and Building 10 (i.e., $113,487.68 per month) if the cumulative increase in the Index from the Commencement Date through the tenth (10th) year of the Term exceeds thirty-four percent (34%), or (ii) the Monthly Rent payable during the last month of the tenth (10th) year of the Term, increased by the percentage increase in the Index over the twelve (12) month period immediately preceding the commencement of the eleventh (11th) year of the Term (calculated as provided in paragraph 5.B.) if the cumulative increase in the Index during such 10-year period is thirty-four percent (34%) or less. At the commencement of the twelfth (12th) and thirteenth (13th) years of the Term (if applicable), the Monthly Rent shall be increased by the percentage increase in the Index, calculated as provided in paragraph 5.B. over the previous 12-month period.

      7. Additional Rent. Paragraph 5.E of the Lease is hereby amended to add in the second line thereof after the words "including, without limitation," the words "Common Area Maintenance Expenses pursuant to paragraph 5.G.,".

      8. Common Area Maintenance Expenses. The following paragraph is added as a new paragraph 5.G. of the Lease:

            "G. Common Area Maintenance Expenses.

                  (1) Estimated Payments. Commencing as of the Effective Date
            and continuing throughout the entire Term, Tenant shall pay Tenant's Percentage Share of all Common Area Maintenance Expenses paid or payable by Landlord in each year. On the Effective Date and during December of each calendar year or as soon thereafter as practicable, Landlord shall give Tenant notice of its estimate of amounts payable under this paragraph 5.G.(1) for the ensuing calendar year. Such notice shall show in reasonable detail the basis on which the estimate was determined. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of such estimated amounts, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given. If at any time or times it appears to Landlord, in its reasonable judgment, that the amounts payable under this paragraph 5.G.(1) for the current calendar year will vary from its then-current estimate by more than five percent (5%), Landlord may, by notice to Tenant, showing in reasonable detail the basis for such variance, revise its estimate for such year, in which case subsequent payments by Tenant for such year shall be based upon such revised estimate. Landlord's election not to give the notice described in the foregoing sentence shall not affect Landlord's ability to charge Tenant for, nor Tenant's liability to pay for, any shortfall in the estimated payments for such calendar year previously made by Tenant, as set forth in paragraph 5.G.(2).

                  "(2) Adjustment. Within one hundred twenty (120) days after the close of each calendar year or as soon after such 120-day period as reasonably practicable, Landlord shall deliver to Tenant a reasonably detailed statement of Common Area Maintenance Expenses for such calendar year, certified by Landlord or its property manager, subject to Tenant's right to audit as hereinafter provided. At that time, Landlord shall also deliver to Tenant a statement, certified as correct by Landlord, of the adjustments to be made pursuant to paragraph 5.G.(1) above. If Landlord's statement shows that Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord may elect, in its sole discretion, to either refund such excess to Tenant within thirty (30) days after delivery of the statement, or offset such overpayment against Monthly Rent due or remaining due under this Lease; provided that if no Monthly Rent remains due, Landlord shall refund such excess to Tenant within thirty (30) days after delivery of the statement. If such statement shows that Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement.

                  "(3) Last Lease Year. If this Lease shall terminate on a day other than the last day of a calendar year, the adjustment in Minimum Rent applicable to the calendar year in which such termination shall occur shall be prorated on the basis which the number of days from the commencement of such calendar year to and including such termination date bears to three hundred sixty (360). The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to paragraph 5.G.(2) to be performed after such termination."

      9. Security Deposit. Paragraph 7 of the Lease is hereby amended to add the fallowing sentence to the end thereof: "Landlord and Tenant agree that as of the Effective Date of the Third Amendment, the Security Deposit shall be further reduced to Eighty-Seven Thousand Two Hundred Thirty-Three and 07/100 ($87,233.07)."

      10. Real Property Taxes. Paragraph 15.A is hereby amended to delete the first two sentences thereof and insert in place thereof the following:

            "Tenant shall pay the Real Property Taxes for the Premises. If billed directly, Tenant shall pay such Real Property Taxes directly to the San Mateo County assessor. If the Real Property Taxes for the Premises are billed to Landlord or included in bills to Landlord for Real Property Taxes covering the entire Property, then Tenant shall pay its share of Real Property Taxes as part of the Common Area Maintenance Expenses."

The following paragraph is added as a new paragraph 15.D:

            "D. Tax Parcels. If Landlord determines in its reasonable discretion that the configuration of tax parcels within the Property (including without limitation the tax parcel on which the Premises is situated) causes the allocation of Real Property Taxes between the affected tax parcels to be unfair or inequitable, Landlord reserves the right to internally reallocate the Real Property Taxes assessed against such affected tax parcels in a manner that reasonably addresses such unfairness or inequity. If Landlord effects any such reallocation, then the Real Property Taxes payable by Tenant under this Lease shall be those Real Property Taxes allocated to the Premises pursuant to this paragraph 15.D."

      11. Repairs and Maintenance. Paragraph 17.A of the Lease is hereby amended by adding the words "Landlord shall repair, maintain and operate the Common Area and" to the beginning thereof. Paragraph 17.B. is hereby amended by deleting therefrom the third, fourth, fifth and sixth sentences regarding Tenant's obligation to maintain the Outside Area.

      12. Parking Area. Paragraph 37 is hereby deleted and the following is inserted in place thereof:

            "Tenant shall have the non-exclusive right, in common with any other tenants or occupants of the Property, to use up to 274 unassigned parking spaces, upon terms and conditions, as may from time to time be reasonably established by Landlord (provided that such terms and conditions shall not include an imposition by Landlord of a charge for parking). Should parking charges or surcharges of any kind be imposed on the parking facilities by a governmental agency, Tenant shall reimburse Landlord for such charges and/or surcharges or, if possible, shall pay such charges and/or surcharges directly to the governmental agency and, in such event, Tenant shall provide Landlord with proof that such charges and/or surcharges have been paid by Tenant."

      13. Security. The following paragraph is hereby added to the Lease as paragraph 39:

            "39. Security. Tenant shall be solely responsible for providing such security services for the Premises and the Common Area surrounding or adjacent to the Premises as an owner or manager of such property would be obligated to provide. At the request of Tenant, Landlord shall not be responsible for providing such security services in connection with Landlord's operation of the Common Area. Tenant may later elect to have Landlord assume responsibility for the security of the Common Area surrounding or adjacent to the Premises and, upon such election by Tenant, Landlord's costs in providing such services shall be included in Common Area Maintenance Expenses notwithstanding anything to the contrary contained in paragraph 3.C.2."

      14. Exhibits. EXHIBIT A attached to the Lease is hereby deleted and EXHIBIT A attached hereto is inserted in place thereof.

      15. Effective Date. The effective date of this Third Amendment shall be the date which is the Effective Date under that certain Partial Termination of Lease between Landlord and Tenant dated as of the date hereof and executed simultaneously herewith.

      16. Interpretation of Amendment. This Third Amendment and Lease (as previously amended) shall be construed as a whole in order to effectuate the intent of the parties to amend the Lease in the manner specified in this Third Amendment. All provisions of the Lease affected by this Third Amendment shall be deemed amended regardless of whether so specified in this Third Amendment. Subject to the foregoing, if any provision of the Lease conflicts with any provision of this Third Amendment, the provision of this Third Amendment shall control.

      17. No Further Amendment. Except as amended by this Third Amendment, the Lease shall continue in full force and effect and in accordance with its terms.

      IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first hereinabove set forth.

LANDLORD: MARTIN/CAMPUS ASSOCIATES NO. 4, L.P.,
               a Delaware limited partnership

                By: MARTIN/REDWOOD PARTNERS, L.P.,
                    a California limited partnership
                    General Partner

                    By: TMG REDWOOD LLC,
                        a California limited liability company
                        General Partner

                        By: THE MARTIN GROUP OF COMPANIES, INC.
                            a California corporation
                            Managing Member
                            By:
                               ------------------------------------
                            Name: /s/ Cathy Greenwald
                                 ----------------------------------
                            Title: Vice President
                                  ---------------------------------

TENANT:         AMPEX CORPORATION
                a Delaware corporation

                By:
                   --------------------------------------
                Name: /s/ Richard Jacquet
                     ------------------------------------
                Title: Vice President
                      -----------------------------------

                By:
                   --------------------------------------
                Name:
                     ------------------------------------
                Title:
                      -----------------------------------

                  SECOND PARTIAL TERMINATION OF LEASE AGREEMENT

THIS PARTIAL TERMINATION OF LEASE AGREEMENT ("Agreement") is made and entered into as of the 19th day of November, 1999, by and between MARTIN/CAMPUS ASSOCIATES NO. 4, L.P., a Delaware limited partnership ("Landlord"), and AMPEX CORPORATION, a Delaware corporation ("Tenant")

                                    RECITALS

This Agreement is entered into on the basis of the following facts, understandings and intentions of the parties:

      A. Martin/Campus Associates, L.P., a Delaware limited partnership ("Original Landlord"), and Tenant entered in to that certain Lease dated January 19, 1996 which demised those certain premises commonly known as 1228 Douglas Avenue (Building 8), 1250 Douglas Avenue (Building 20) and 550 Broadway (building 10), consisting of approximately 32,000 square feet, 32,512 square feet, and 67,638 square feet, respectively, located in Redwood City, California as more particularly described in the Lease (the "Premises"), which Lease has been amended by a certain First Amendment to Lease dated December 20, 1996 (the "First Amendment"), by a certain Amendment to Bay Road Lease and Douglas/Broadway Lease dated June 22, 1998 (the "Second Amendment"), and by a certain Third Amendment to Lease dated September 10, 1998 (the "Third Amendment") (the Lease, the First Amendment, the Second Amendment, and the Third Amendment are hereinafter collectively referred to as the "Lease").

      B. Original Landlord assigned all of its rights, title and interest as landlord under the Lease to Landlord pursuant to that certain Assignment and assumption of Tenant Leases dated as of September 22, 1997 (the "Assignment of Lease").

      C. Landlord and Tenant terminated and canceled the Lease only with respect to that portion of the Premises located at 1250 Douglas Avenue, consisting of 32,512 square feet and commonly referred to as Building 20 in the Partial Termination of Lease Agreement dated September 10, 1998, and released each other from their respective obligations under the Lease with respect to Building 20 after such date.

      D. Landlord and Tenant desire to terminate and cancel the Lease only with respect to that portion of the Premises located at 550 Broadway, consisting of 67,638 square feet and commonly referred to as Building 10 (the "Released Premises") upon the date Tenant vacates and surrenders the Released Premises and to release each other from their respective obligations under the Lease with respect to the Released Premises arising after such date.

      E. Except as expressly provided in this Agreement, all capitalized terms, which are defined in the Lease, shall have the same meaning when used in this Agreement.

NOW, THEREFORE, in good consideration of the mutual covenants set forth below and other good and valuable consideration, the parties agree as follows:

      1. Termination of the Lease. The Lease is hereby terminated and canceled with respect to the Released Premises on and as of the Effective Date. The "Effective Date" shall be December 31, 1999. The rights of Tenant to occupy the Released Premises, and the rights of Tenant under the Lease, shall automatically and without further action on the part of Landlord terminate at 5:00 p.m. on the Effective Date. Not later that 5:00 p.m. on the Effective Date, Tenant shall surrender possession of the Released Premises, and shall deliver exclusive possession and occupancy thereof and all keys thereto, to Landlord. The Released Premises shall be surrendered in the condition existing on the Commencement Date, normal wear and tear (as defined in Paragraph 14 of the Lease) and fire and other casualty excepted, broom clean, with the plumbing and electrical systems, lighting and HVAC equipment in good order and repair. On or before the Effective Date, Tenant shall remove all of Tenant's Personal Property from the Released


--------------------------------------------------------------------------------
SECOND PARTIAL TERMINATION OF LEASE AGREEMENT - Rev. 3 (11/12/99)         Page 1

Premises and repair and damage and perform any restoration work caused by the removal of said Personal Property. Upon surrender of the Released Premises, as provided in this Agreement, all rent and other amounts payable by Tenant under the Lease attributable to the Released Premises, including, without limitation, rent and Tenant's share of taxes, utility costs and other operating expenses, shall be prorated through the Effective Date and paid by Tenant pursuant to the terms of the Lease.

      2. Consideration. In consideration for the early termination of the Lease, Landlord shall pay to Tenant Two Million Two Hundred Thousand and 00/100 Dollars ($2,200,000.00) (the "Termination Fee"), payable in two installments as follows:
(i) a nonrefundable payment of Two Hundred Thousand Dollars ($200,000) to be provided on the earlier of either November 15, 1999 or the date this Agreement is fully executed by both parties; and (ii) a second payment of Two Million Dollars ($2,000,000) on or before December 20, 1999, provided that Tenant has fully complied with the terms and conditions set forth in this Agreement as of that date. If any payment is not received by Tenant within ten (10) days after the date such payment is due, then Landlord shall pay Tenant a late charge of five (5%) percent of the delinquent amount.

      3. Termination Documents from Tenant. During regular business hours, but no later than the Effective Date, Landlord and Tenant shall conduct an inspection of the Released Premises. If the condition of the Released Premised is as required by Paragraph 1 above, then (a) Landlord and Tenant shall each deliver to the other an executed Acknowledgement of Partial Termination and Surrender of all of the right, title and interest of Tenant in and to the Lease only with respect to the Released Premises, in the form attached to this Agreement as Exhibit A; and (b) Tenant shall deliver to Landlord a Quitclaim Deed of all of the right, title and interest of Tenant in and to the Released Premises and the personal property remaining on the Released Premises, in the form attached to this Agreement as Exhibit B.

      4. Tenant's Obligations. Nothing in this Agreement shall limit or reduce Tenant's obligations to pay all rent and other amounts of every kind and nature whatsoever payable by Tenant under the Lease and to comply with all of Tenant's other obligations under the Lease with respect to the Released Premises through the Effective Date and with respect to the balance of the Premises through the Effective Date and continuing hereafter throughout the remaining term of the Lease.

      5. Remedies. Tenant acknowledges that if Landlord is not able to obtain exclusive possession of the Released Premises on or before the Effective Date, the Landlord may incur substantial damages, costs and losses. Tenant understands and agrees that Tenant's failure to deliver possession of the Released Premises as provided in this agreement and to perform its other obligations under this Agreement may cause Landlord to be unable to fulfill its obligations to certain third parties, including its obligations to perform certain work to prepare the Released Premises for new tenants, which failure would cause material damage to the Landlord. In accordance with the foregoing understandings, as of the Effective Date, Landlord shall have the right to prosecute any proceedings at law and in equity, in the event of any default or breach of the obligations of Tenant contained in this Agreement. If Tenant does not vacate the Release Premises, terminate the Lease with respect to the Released Premises or perform Tenant's obligations under the other terms of this Agreement of the Effective Date, then in addition to all other rights and remedies of Landlord under applicable law or in equity, Landlord shall be entitled to receive from Tenant all damages resulting from or arising our of Tenant's failure to vacate the Released Premises. All rights , privileges and elections of remedies set forth in this Paragraph 5 are cumulative and not alternative to the extent permitted by law or equity.

      6. Holding Over. If Tenant remains in possession of the Released Premises after the Effective Date, with Landlord's consent, such possession by Tenant shall be deemed to be a month-to-month tenancy with respect to the Released Premises, and, solely for the first month of any hold over period, the monthly rent shall be prorated on a daily basis. Tenant acknowledges that the Landlord's cost of owning and carrying the Released Premises is substantially in excess of the rent payable by Tenant under this Lease. Accordingly, during such month-to-month tenancy, the Monthly Rent (as defined in the Lease for the Premises payable pursuant to the terms of the Lease shall be One Hundred Sixty-Four


--------------------------------------------------------------------------------
SECOND PARTIAL TERMINATION OF LEASE AGREEMENT - Rev. 3 (11/12/99)         Page 2

Thousand, Nine Hundred Sixty-Nine and 31/100 Dollars ($164,969.31) per month which amount represents the sum of Twenty-Nine Thousand Six Hundred Ninety-Three and 31/100 Dollars ($29,693.31) for 1228 Douglas Avenue (being the current rental rate under the Lease) and One Hundred Thirty-Five Thousand, Two Hundred Seventy-Six and 00/100 Dollars ($135,276.00) for the Released Premises (being a hold-over rental rate per month). Tenant shall pay such Monthly Rent and all other sums required to be paid under the Lease monthly on or before the first day of each month. All other provisions of the Lease, except those pertaining to the term, shall apply to the month-to-month tenancy for the Released Premises.

      7. Amendment to Lease. This Agreement is and shall constitute an amendment to the Lease and shall be effective as of the date of this Agreement. In addition, as a condition precedent to the effectiveness of the termination of this Lease with respect to the Released Premises, Landlord and Tenant shall, upon execution of this Agreement, execute a further Fourth Amendment to the Lease in the form attached hereto as Exhibit C.

      8. Representations and Warranties

            8.1. Of Tenant. As a material inducement to Landlord to enter into this Agreement, Tenant represents and warrants to Landlord that, as of the date of this Agreement:

                  8.1.1. No Defaults. That Lease is in full force and effect. There are not defaults by Landlord or Tenant under the Lease, and no circumstance has occurred which, but for the expiration of an applicable grace period, would constitute an event of default by Landlord or Tenant under the Lease. Tenant has no defenses or rights of offset under the Lease.

                  8.1.2. Authority. Tenant has full right, power and authority to enter into this Agreement, and has obtained all necessary consents and resolutions from its board of directors required under the documents governing its affairs in order to consummate this transactions, and the persons executing this Agreement have been duly authorized to do so. This Agreement and the Lease are binding obligations of Tenant, enforceable in accordance with their terms.

                  8.1.3. No Assignments. Tenant is the sole lawful tenant of the Released Premises under the Lease, and Tenant has not sublet, assigned, conveyed, encumbered or otherwise transferred any of the right, title or interest of Tenant under the Lease or arising from its use or occupancy of the Released Premises, and no other person, partnership, corporation or other entity has any right, title or interest in the Lease or the Released Premises, or the right to occupy or use all or any part of the Released Premises.

            8.2 Of Landlord. As a material inducement to Tenant to enter into this Agreement, Landlord represents and warrants to Tenant that, as of the date of this Agreement:

                  8.2.1 No. Defaults. The Lease is in full force and effect. There are not defaults by Tenant or Landlord under the Lease, and no circumstance has occurred which, but for the expiration of an applicable grace period, would constitute an event of default by Tenant or Landlord under the Lease.

                  8.2.2 Authority. Landlord has full right, power and authority to enter into this Agreement and has obtained all necessary consents and resolutions required under the documents governing its affairs in order to consummate this transaction, and the person executing this Agreement has been duly authorized to do so. This Agreement and the Lease are binding obligations of Landlord, enforceable in accordance with their terms.

                  8.2.3 No Assignments. Landlord is the sole lawful owner of the Premises and no other party's consent to the execution of this Agreement is required.


--------------------------------------------------------------------------------
SECOND PARTIAL TERMINATION OF LEASE AGREEMENT - Rev. 3 (11/12/99)         Page 3

      9. Attorneys' Fees. If either party should bring an action to enforce the terms of this Agreement or declare rights under this Agreement, the prevailing party in such action shall be entitled to reasonable attorneys' fees, costs and expenses to be paid by the losing party in such action.

      10. Construction. Counsel for all parties have read and approved the language of this Agreement. The provisions of this Agreement shall be construed as a whole according to their common meaning and not strictly for or against Tenant or Landlord.

      11. Miscellaneous. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns. This Agreement may not be amended, changed or waived except by a writing signed by the parties hereto, and shall be construed and enforced in accordance with the laws of the State of California. This Agreement supersedes any prior oral agreements between the parties with respect to the subject matter hereof, and the parties acknowledge that there are no oral agreements between them with regard to such subject matter. This Agreement may be executed in multiple counterparts, each of which shall be deemed a duplicate original, but all of which taken together shall constitute one and the same instrument.

      12. Effect of Lease on Remaining Premises. With respect to that portion of the Premises commonly known as 1228 Douglas Avenue (Building 8), consisting of approximately 32,000 square feet (the "Remaining Premises"), nothing contained in this Agreement shall be deemed to constitute or cause a termination of the Lease or the landlord/tenant relationship between Landlord and Tenant. The Lease is hereby ratified and confirmed with respect to the Remaining Premises, subject to the amendments and modifications provided in the lease amendment attached hereto as Exhibit C. Notwithstanding any other provision of this Agreement, there remains an outstanding issue regarding Landlord's obligation to repair and repave Parking Lot G, which is part of the common area under the Lease and nothing in this Agreement shall constitute a waiver of either party's rights and obligations regarding said issue.

      13. Letter of Credit. Pursuant to Paragraph 7 of the Lease, Landlord holds a letter of credit as a security deposit. At any time after the Effective Date, Tenant may substitute a letter of credit otherwise meeting the requirements of paragraph 7 of the Lease in the amount of $29,693.31.


--------------------------------------------------------------------------------
SECOND PARTIAL TERMINATION OF LEASE AGREEMENT - Rev. 3 (11/12/99)         Page 4

      IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first written above.

LANDLORD: MARTIN/CAMPUS ASSOCIATES NO. 4, L.P.
               a Delaware limited partnership

               By: MARTIN/REDWOOD PARTNERS, L.P.,
                   a California limited partnership
                   General Partner

                   By: TMG REDWOOD LLC,
                       a California limited liability company
                       General Partner

                       By: THE MARTIN GROUP OF
                           COMPANIES, INC.
                           a California corporation
                           Managing Member

                           By:
                              --------------------------------------

                            Name: /s/ Cathy Greenwald
                                 -----------------------------------
                            Title: Vice President
                                  ----------------------------------

TENANT:        AMPEX CORPORATION
               a Delaware corporation

               By:
                  ----------------------------------

               Name:/s/ Richard Jacquet
                    --------------------------------

               Title: Vice President
                     -------------------------------

               By:
                  ----------------------------------

               Name:
                    --------------------------------

               Title:
                     -------------------------------


--------------------------------------------------------------------------------
SECOND PARTIAL TERMINATION OF LEASE AGREEMENT - Rev. 3 (11/12/99)         Page 5

                                    EXHIBIT A

              ACKNOWLEDGEMENT OF PARTIAL TERMIANTION AND SURRENDER

      The undersigned hereby acknowledges:

      1. The Lease dated January 19, 1996 between Martin/Campus Associates No. 4, L.P., a Delaware limited partnership and Ampex Corporation, as amended (the "Lease") for the premises described therein (the "Premises"), is terminated with respect only to those premises commonly known as 550 Broadway, Redwood City, California (the "Released Premises") as of the date set forth below and is of no further force or effect with respect to the Released Premises.

      2. The Released Premises have been surrendered as of the date set forth below and exclusive occupancy thereof is hereunder delivered to Martin/Campus Associates No. 4, L.P.

      3. This Acknowledgement of Partial Termination and Surrender is dated _________, 1999.

         AMPEX CORPORATION,
         a Delaware corporation

         By:  /s/ Richard Jacquet
             ------------------------------------
         Its:  Vice President
             ------------------------------------

         By:
             ------------------------------------
         Its:
             ------------------------------------

         MARTIN/CAMPUS ASSOCIATES NO. 4, L.P.,
         a Delaware limited partnership

         By: MARTIN/REDWOOD PARTNERS, L.P.,
             a California limited partnership
             General Partner

             By: TMG REDWOOD LLC,
                 a California limited liability company
                 General Partner

                 By: THE MARTIN GROUP OF COMPANIES, INC.
                     a California corporation
                     Managing Member

                     By:
                        -----------------------------------
                     Name: /s/ Cathy Greenwald
                          ---------------------------------
                     Title: Vice President
                           --------------------------------

--------------------------------------------------------------------------------
SECOND PARTIAL TERMINATION OF LEASE AGREEMENT - Rev. 3 (11/12/99)         Page 6

                                    EXHIBIT B

Recorded at the request of:
Martin/Campus Associates No. 4, L.P.

And, when recorded, return to:
Mandel, Buder & Verges
101 Vallejo Street
San Francisco, CA  94111
Attention:  Scott C. Verges, Esq.
--------------------------------------------------------------------------------

                                 QUITCLAIM DEED

      For One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AMPEX CORPORATION, a Delaware corporation ("Ampex") hereby quitclaims, demises and releases to MARTIN/CAMPUS ASSOCIATES NO. 4, L.P., a Delaware limited partnership ("Grantee"), all of Ampex's right, title and interest in and to or any right title and interest claimed by, under or through Ampex to that certain improved real property or premises therein and any personal property located thereon commonly known as 550 Broadway, Redwood City, California, more particularly described in Exhibit A attached hereto and incorporated herein by this reference ("Property").

      IN WITNESS WHEREOF, Ampex has executed this Quitclaim Deed this ___ day of ________________, 1999.

                                        "Ampex"

                                        AMPEX CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Richard Jacquet
                                            ------------------------------------
                                        Its:  Vice President
                                            ------------------------------------

                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

                           [Acknowledgements Required]
                         [Property Description Required]


--------------------------------------------------------------------------------
SECOND PARTIAL TERMINATION OF LEASE AGREEMENT - Rev. 3 (11/12/99)         Page 7

                            FOURTH AMENDMENT TO LEASE

      THIS FOURTH AMENDMENT TO LEASE (the "Fourth Amendment") is made and entered into as of this 19th of November 1999 by and between MARTIN/CAMPUS ASSOCIATES NO. 4, L.P., a Delaware limited partnership ("Landlord") and Ampex Corporation, a Delaware corporation ("Tenant").

                                R E C I T A L S:

      This Fourth Amendment is entered into upon the basis of, and with reference to the following facts, understandings and intentions of the parties:

      A. Martin/Campus Associates, L.P., a Delaware limited partnership ("Original Landlord"), and Tenant entered into that certain Lease dated January 19, 1996 which demised those certain premises located at 1228 Douglas Avenue (Building 8), 1250 Douglas Avenue (Building
            20) and 550 Broadway (Building 10), Redwood City, California as more particularly described in the Lease (the "Premises"), which Lease has been amended by a certain First Amendment Lease dated December 20, 1996 (the "First Amendment"), by a certain Amendment to Bay Road Lease and Douglas/Broadway Lease dated June 22, 1998 (the "Second Amendment"), and by a certain Third Amendment Lease dated September 10, 1998 (the "Third Amendment") (the Lease, the First Amendment, the Second Amendment, and the Third Amendment are hereinafter collectively referred to as the "Lease").

      B. Original Landlord assigned all of its right, title and interest as landlord under the Lease to Landlord pursuant to that certain Assignment and Assumption of Tenant Leases dated as of September 22, 1997 (the "Assignment of Lease").

      C. Landlord and Tenant terminated and canceled the Lease only with respect to that portion of the Premises located at 1250 Douglas Avenue, consisting of 32,512 square feet and commonly referred to as Building 20 in the Third Amendment on September 10, 1998 and the Partial Termination of Lease Agreement of the same date, and released each other from their respective obligations under the Lease with respect to Building 20 after such date.

      D. Landlord and Tenant desire to modify and amend the terms of the Lease (i) to provide for the surrender of that portion of the Premises located at 550 Broadway, consisting of 67,638 square feet and commonly referred to as Building 10 (the "Released Premises") (as defined in that certain Second Partial Termination of Lease Agreement of even date herewith) upon the date Tenant vacates and surrenders the Released Premises, and (ii) to release each other from their respective obligations under the Lease with respect to the Released Premises arising after December 31, 1999 (the "Effective Date")

NOW, THEREFORE, for good and valuable consideration, including the mutual covenants contained in the Lease and in this Fourth Amendment, Landlord and Tenant hereby agree as follows:

      1. Defined Terms. Except as expressly provided in this Fourth Amendment to the contrary, terms that are defined in the Lease, shall have the same meaning when used in this Fourth Amendment.

      2. Title Page. The last two lines of the Title Page of the Lease (as modified by the Third Amendment) are hereby deleted and the following lines are inserted in place thereof:

      For the approximately 32,000 SF Premises at 1228 Douglas Avenue, Redwood City, CA 94063.


--------------------------------------------------------------------------------
FOURTH AMENDMENT TO LEASE - Rev. 3 (11/12/99)                             Page 1

      3. Lease Summary: The Building Addresses, the Total Building Square Footage, the Monthly Rent and the Security Deposit terms contained in the Lease Summary (as modified by the Third Amendment) are hereby deleted and the following terms are inserted in place thereof:

      Building Address: 1228 Douglas Avenue
                        Redwood City, CA 94063

                        * * *

      Total Building Square Footage: 32,000 square feet

                        * * *

      Monthly Rent (net): $29,639.31

                        * * *

      Security Deposit: $29,639.31

      4. Premises. Paragraph 2 of the Lease (as amended by the Third Amendment) is hereby deleted in its entirety and the following Paragraph is inserted in place thereof:

            Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those certain premises consisting of a total area of approximately 32,000 square feet in that certain building, commonly known as 1228 Douglas Avenue (Building 8), consisting of approximately 32,000 square feet (the "Building") in the City of Redwood City, County of San Mateo, State of California, as more particularly shown on EXHIBIT A (collectively, the "Premises"). The Premises also include the appurtenant right to use in common with other tenants of the Property the Common Area of the Property owned by Landlord.

      5. Definitions. Paragraph 3 of the Lease (as amended by the Third Amendment) is hereby amended to replace the existing definition of each of the following terms with the following new definitions:

            M.1 Rentable Area. The aggregate square footage in any one or more buildings on the Property, as appropriate, as reasonably determined by Landlord's" architect in accordance with BOMA Standard (ANSI Z65.1 1980) for full floor office occupancy. The Rentable Area of Building 8 is 32,000 square feet, and the Rentable Area of all of the buildings on the Property is 191,910 square feet.

            R. 1 Tenant's Percentage Share. The ratio (expressed as a percentage) of the total Rentable Area of the Premises to the total Rentable Area of all of the buildings located on the Property owned by Landlord from time to time, which as of the date hereof shall equal 16.67% (i.e., the Rentable Area of the Premises divided by the Rentable Area of the buildings located on the Property owned by Landlord as of the date hereof). Tenant's Percentage Share shall be recalculated each and every time that the amount of Rentable Area contained in Premises is adjusted, or the Premises is expanded, buildings are added to or removed from the Property, or there is a change in the total Rentable Area of those buildings located on the Property owned by Landlord, or Landlord sells, exchanges, or otherwise transfers any or all of the buildings located on the Property (including without limitation the Buildings). The


--------------------------------------------------------------------------------
FOURTH AMENDMENT TO LEASE - Rev. 3 (11/12/99)                             Page 2
            parties acknowledge and agree that the total Rentable Area of all of the buildings located on the Property owned by Landlord may increase and/or decrease from time to time during the Term, since Landlord may elect in its sole discretion to sell a building or buildings or to make changes to the buildings it owns.

      6. Monthly Rent. Paragraph 5. A of the Lease (as modified by the Third Amendment) is hereby amended to (a) delete the last two lines of the first paragraph of paragraph 5.A. and (b) to add the following paragraph as the second paragraph to the Lease:

            Notwithstanding anything to the contrary contained in the previous paragraph, as of the Effective Date (as defined hereinafter), Tenant shall pay to Landlord, in lawful money of the United States, Monthly Rent in the amount of $29,664.00 per month, which amount represents the sum of $29,664.00 per month for the Building at 1228 Douglas, and which amount shall be subject to adjustment on each Adjustment Date in accordance with paragraph 5.B., the next Adjustment Date being November 1, 2000. If the Term of this Lease extends beyond the date which if ten (10) years from the Commencement Date, the Monthly Rent for the eleventh (11th) year of the Term shall be (i) 134% of initial Monthly Rent attributable to Building 8 (i.e. $36,448.00 per month) if the cumulative increase in the Index from the Commencement Date through the tenth (10th) year of the Term exceeds thirty-four percent (34%), or (ii) the Monthly Rent payable during the last month of the tenth (10th) year of the Term, increased by the percentage increase in the Index over the twelve (12) month period immediately preceding the commencement of the eleventh (11th) year of the Term (calculated as provided in a paragraph 5.B.) if the cumulative increase in the Index during such 10-year period is thirty-four percent (34%) or less. At the commencement of the twelfth (12th) and thirteenth (13) years of the Term (if applicable), the Monthly Rent shall be increased by the percentage increase in the Index, calculate as provided in paragraph 5.B. over the previous 12-month period.

      7. Security Deposit. Paragraph 7 of the Lease is hereby amended to replace the last sentence thereof (as modified by the Third Amendment) with the following: "Landlord and Tenant agree that as of the Effective Date of the Fourth Amendment, the Security Deposit shall be further reduced to Twenty-Nine Thousand Six Hundred Sixty-Four and 00/100 ($29,664.00)."

      8. Parking Area. Paragraph 37 (as modified by the Third Amendment) is hereby deleted and the following is inserted in place thereof:

            Tenant shall have the non-exclusive right, in common with any other tenants or occupants of the Property, to use up to 70 unassigned parking spaces, upon terms and conditions, as may from time to time be reasonably established by Landlord (provided that such terms and conditions shall not include an imposition by Landlord of a charge for parking). Should parking charges or surcharges of any kind be imposed on the parking facilities by a governmental agency, Tenant shall reimburse Landlord for such charges and/or surcharges or, if possible, shall pay such charges and/or surcharges directly to the governmental agency and, in such event, Tenant shall provide Landlord with proof that such charges and/or surcharges have been paid by Tenant.

      9. Exhibits. EXHIBT A attached to the Lease is hereby deleted and EXHIBIT A attached hereto is inserted in place thereof.


--------------------------------------------------------------------------------
FOURTH AMENDMENT TO LEASE - Rev. 3 (11/12/99)                             Page 3

      10. Effective Date. The effective date of this Fourth Amendment shall be December 31, 1999, the date which is the Effective Date under that certain Second Partial Termination of Lease between Landlord and Tenant dated as of the date hereof and executed simultaneously herewith.

      11. Interpretation of Amendment. This Fourth Amendment and the Lease (as previously amended) shall be construed as a whole in order to effectuate the intent of the parties to amend the Lease in the manner specified in this Fourth Amendment. All provisions of the Lease affected by this Fourth Amendment shall be deemed amended regardless of whether so specified in this Fourth Amendment. This Fourth Amendment shall constitute a complete release between the parties regarding their respective obligations under the Lease regarding Building 10. Subject to the foregoing, if any provision of the Lease conflicts with any provision of this Fourth Amendment, the provision of this Fourth Amendment shall control.

      12. No Further Amendment. Except as amended by this Fourth Amendment, the Lease shall continue in full force and effect and in accordance with its terms.

                         [SIGNATURES ON FOLLOWING PAGE]


--------------------------------------------------------------------------------
FOURTH AMENDMENT TO LEASE - Rev. 3 (11/12/99)                             Page 4

      IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as the date first hereinabove set forth.

LANDLORD:  MARTIN/CAMPUS ASSOCIATES NO. 4, L.P.
                a Delaware limited partnership

                By: MARTIN/REDWOOD PARTNERS, L.P.,
                    a California limited partnership
                    General Partner

                    By: TMG REDWOOD LLC,
                        a California limited liability company
                        General Partner

                        By: THE MARTIN GROUP OF
                            COMPANIES, INC.
                            a  California corporation
                            Managing Member

                            By:
                               -------------------------------
                            Name: /s/ Cathy Greenwald
                                 -----------------------------

                            Title: Vice President
                                  ----------------------------

TENANT:    AMPEX CORPORATION
           a Delaware corporation

           By:
              --------------------------------
           Name: /s/ Richard Jacquet
                ------------------------------
           Title: Vice President
                 -----------------------------

           By:
              --------------------------------
           Name:
                ------------------------------
           Title:
                 -----------------------------


--------------------------------------------------------------------------------
FOURTH AMENDMENT TO LEASE - Rev. 3 (11/12/99)                             Page 5

                                    EXHIBIT A

                      [MAP OF THE PREMISES TO BE INSERTED.]


--------------------------------------------------------------------------------
FOURTH AMENDMENT TO LEASE - Rev. 3 (11/12/99)                             Page 6